UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2015

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

One Hundred-Eighteenth Supplemental Indenture

On October 28, 2015, NRG Energy, Inc. (“NRG”), the subsidiaries of NRG currently party to the Indenture (defined below), Energy Choice Solutions LLC, NRG ECOKAP Holdings LLC, NRG Greenco LLC, NRG Greenco Holdings LLC (collectively, the “Guaranteeing Subsidiaries”), and Law Debenture Trust Company of New York, as trustee (the “Trustee”), entered into the one hundred-eighteenth supplemental indenture (the “One Hundred-Eighteenth Supplemental Indenture”), supplementing the indenture, dated as of February 2, 2006 (the “Base Indenture”), as supplemented by (i) the thirty-sixth supplemental indenture, dated as of August 20, 2010 (the “Thirty-Sixth Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 8.25% senior notes due 2020 (the “2020 Notes”), (ii) the forty-second supplemental indenture, dated as of January 26, 2011 (the “Forty-Second Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.625% senior notes due 2018 (the “2018 Notes”), (iii) the fifty-first supplemental indenture, dated as of May 24, 2011 (the “Fifty-First Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.875% senior notes due 2021 (the “2021 Notes”), (iv) the seventieth supplemental indenture, dated as of September 24, 2012 (the “Seventieth Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $990,000,000 aggregate principal amount of 6.625% senior notes due 2023 (the “2023 Notes”), and (v) the one hundred-ninth supplemental indenture, dated as of January 27, 2014 (the “One Hundred-Ninth Supplemental Indenture,” and together with the Base Indenture, the Thirty-Sixth Supplemental Indenture, the Forty-Second Supplemental Indenture, the Fifty-First Supplemental Indenture and the Seventieth Supplemental Indenture, each as further supplemented and amended to the date hereof, the “Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 6.250% senior notes due 2022 (the “2022 Notes,” and collectively with the 2020 Notes, the 2018 Notes, 2021 Notes and the 2023 Notes, the “Notes”).  Pursuant to the One Hundred-Eighteenth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under the Notes.

A copy of the One Hundred-Eighteenth Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the One Hundred-Eighteenth Supplemental Indenture is qualified in its entirety by reference to such exhibit.

Eighth Supplemental Indenture

On October 28, 2015, NRG, the subsidiaries of NRG currently party to the 2014 Indenture (defined below), the Guaranteeing Subsidiaries, and the Trustee, as trustee under the 2014 Indenture, entered into the eighth supplemental indenture (the “Eighth Supplemental Indenture”), supplementing the indenture, dated as of April 21, 2014 (the “2014 Indenture”), pursuant to which NRG issued $1,000,000,000 aggregate principal amount of 6.25% senior notes due 2024 (the “2024 Notes”).  Pursuant to the Eighth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under the 2024 Notes.

A copy of the Eighth Supplemental Indenture is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the Eighth Supplemental Indenture is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

The Exhibit Index attached to this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.

By:	/s/ Brian E. Curci
Brian E. Curci
Deputy General Counsel and Corporate
Secretary

November 2, 2015

EXHIBIT INDEX

Exhibit No.	Document

4.1	One Hundred-Eighteenth Supplemental Indenture, dated as of October 28, 2015, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.2	Eighth Supplemental Indenture, dated as of October 28, 2015, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.